UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2011

Date of Report (Date of earliest event reported):

ACCELR8 TECHNOLOGY CORPORATION

(Exact name of registrant as specified in charter)

Colorado	0-11485	84-1072256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 North Broadway, Building 3-307, Denver, CO 80221

(Address of principal executive offices)

(303) 863-8808

Registrant’s telephone number, including area code:

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Company's Annual Meeting of Shareholders on December 14, 2011, the Company's shareholders: (i) elected three directors, and (ii) ratified the appointment of Comiskey & Company, P.C. as the Company's independent registered public accountants for the year ended July 31, 2012.

Set forth below are the voting results for each of these proposals.

Item 1:       Election of three directors:

Nominee	For	Withheld	Broker Non-Votes

Thomas V. Geimer	4,714,364	193,312	4,350,443
Charles E. Gerretson	4,757,593	150,083	4,350,443
John D. Kucera	4,909,676	5,447	4,350,443

Item 2:      Ratification of the appointment of Comiskey & Company, P.C. as the Company's independent registered public accountants for the year ending July 31, 2012:

For	Against	Abstain	Broker Non-Votes
9,228,200	19,271	10,648	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2011	ACCELR8 TECHNOLOGY CORPORATION

By: /s/ Thomas V. Geimer
Thomas V. Geimer, President